Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

•Registration Statement (Form S-3 ASR No. 333-239056) of Workday, Inc.,
•Registration Statement (Form S-8 No. 333-184395) pertaining to the 2012 Equity Incentive Plan, the 2012 Employee Stock Purchase Plan, the 2005 Stock Plan, the Non-Plan Stock Option Agreements, and the Form of Registrant’s Class B common stock certificate of Workday, Inc.,
•Registration Statement (Form S-8 No. 333-187665) pertaining to the 2012 Equity Incentive Plan of Workday, Inc.,
•Registration Statement (Form S-8 No. 333-194934) pertaining to the 2012 Equity Incentive Plan and the 2012 Employee Stock Purchase Plan of Workday, Inc.,
•Registration Statement (Form S-8 No. 333-203004) pertaining to the 2012 Equity Incentive Plan and the 2012 Employee Stock Purchase Plan of Workday, Inc.,
•Registration Statement (Form S-8 No. 333-210330) pertaining to the 2012 Equity Incentive Plan and the 2012 Employee Stock Purchase Plan of Workday, Inc.,
•Registration Statement (Form S-8 No. 333-216834) pertaining to the 2012 Equity Incentive Plan and the 2012 Employee Stock Purchase Plan of Workday, Inc.,
•Registration Statement (Form S-8 No. 333-223656) pertaining to the 2012 Equity Incentive Plan of Workday, Inc.,
•Registration Statement (Form S-8 No. 333-230371) pertaining to the 2012 Equity Incentive Plan of Workday, Inc.,
•Registration Statement (Form S-8 No. 333-265766) pertaining to the 2022 Equity Incentive Plan and the Amended and Restated 2012 Employee Stock Purchase Plan of Workday, Inc., and
•Registration Statement (Form S-8 No. 333-226907) pertaining to the Adaptive Insights, Inc. 2013 Equity Incentive Plan;

of our reports dated February 27, 2023, with respect to the consolidated financial statements of Workday, Inc. and the effectiveness of internal control over financial reporting of Workday, Inc. included in this Annual Report (Form 10-K) of Workday, Inc. for the year ended January 31, 2023.

/s/ Ernst & Young LLP

San Francisco, California
February 27, 2023